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                                                                  EXHIBIT 10.T.3



                 FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P.,
                                  as Depositor,
                                       and
                           FINOVA CAPITAL CORPORATION,
                               as Loan Originator,
                             LOAN PURCHASE AGREEMENT




================================================================================



                          Dated as of September 1, 1998

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                                TABLE OF CONTENTS
                                                                         Page
                                   ARTICLE I.
                                   DEFINITIONS
Section 1.1 Definitions...................................................1
                                   ARTICLE II.
                    SALE OF LOANS; PAYMENT OF PURCHASE PRICE
Section 2.1  Sale of Loans to Depositor...................................1
Section 2.2  Obligations of Loan Originator...............................3
Section 2.3  Dispositions; Transfer Obligation............................4
                                  ARTICLE III.
               REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH
Section 3.1  Loan Originator Representations and Warranties...............5
                                   ARTICLE IV.
                           LOAN ORIGINATOR'S COVENANTS
Section 4.1  Covenants of the Loan Originator.............................5
                                   ARTICLE V.
                     INDEMNIFICATION BY THE LOAN ORIGINATOR
Section 5.1  Indemnification..............................................6
Section 5.2  Limitation on Liability of the Loan Originator...............6
Section 5.3  Procedure....................................................7
Section 5.4  Defense of Claims............................................7
                                   ARTICLE VI.
                                   TERMINATION
Section 6.1  Termination..................................................8
                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS
Section 7.1  Amendment....................................................8
Section 7.2  Governing Law................................................8
Section 7.3  Notices......................................................8
Section 7.4  Severability of Provisions...................................9
Section 7.5  Counterparts.................................................9


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Section 7.6  Further Agreements...........................................9
Section 7.7  Intention of the Parties.....................................9
Section 7.8  Successors and Assigns; Assignment of Purchase Agreement ....9
Section 7.9  Survival....................................................10
Section 7.10 Successors and Assigns......................................10

                                     EXHIBIT

Exhibit A  Form of LPA Assignment


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                   LOAN PURCHASE AGREEMENT (the "Purchase Agreement"), dated as of September 1, 1998, between FINOVA CAPITAL CORPORATION (the "Loan Originator") and FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P. (the "Depositor").

                               W I T N E S S E T H

                   WHEREAS, the Loan Originator owns and from time to time acquires Loans secured primarily by mortgages, deeds of trust and security deeds on certain Mortgaged Properties and the Loan Documents related thereto;

                   WHEREAS, the parties hereto desire that on each Transfer Date the Loan Originator sell all its right, title and interest in and to the Loans and the related Loan Documents to Depositor pursuant to the terms of this Purchase Agreement; and

                   WHEREAS, pursuant to the terms of a Trust and Servicing Agreement, dated as of September 1, 1998 (the "Trust and Servicing Agreement"), among FINOVA Commercial Mortgage Loan Owner Trust 1998-1, as Trust (the "Trust"), the Depositor, the Loan Originator, Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), FINOVA Capital Corporation, as Transfer Obligor, and FINOVA Capital Corporation, as Servicer (the "Servicer") will sell, transfer, assign and otherwise convey to the Trust all of its right, title and interest in and to the Loans and related Loan Documents and this Purchase Agreement;

                   NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

                   Section 1.1 Definitions. Capitalized terms used but not defined herein have the meanings assigned thereto in the Trust and Servicing Agreement.

                                   ARTICLE II.
                    SALE OF LOANS; PAYMENT OF PURCHASE PRICE

                   Section 2.1 Sale of Loans to Depositor. (a) On the terms and conditions of this Purchase Agreement, on each Transfer Date, the Loan Originator, in consideration of the partnership interests which it is receiving in the Depositor and the other consideration described below, agrees to offer for sale and sell Loans and deliver the related Loan Documents to or at the direction of the Depositor. To the extent the Depositor has or is able to obtain sufficient funds for the purchase thereof, the Depositor agrees to purchase such Loans offered for sale by the Loan Originator.

                   (b) The price paid by the Depositor for the Loans sold on each Transfer Date (the "Sale Price") shall be equal to the aggregate Purchase Value with respect to the Loans conveyed on such date, subtracting any Overcollateralization Shortfall as of such date.

                   (c) On each Transfer Date, the Loan Originator shall convey to the Depositor the Loans and the other property and rights related thereto described in the related LPA Assignment, the Depositor shall cause the deposit of cash in the amount of the Sale Price in the Advance Account, and the Servicer shall, promptly after such deposit, withdraw the Sale Price deposited in respect of applicable Additional Class A Certificate Principal Balance from the Advance Account, and distribute such amount to or at the direction of the Loan Originator, only upon the satisfaction of each of the following conditions on or prior to such Transfer Date:

                  (i) the Loan Originator shall have delivered to the Trust, the Depositor and the Initial Class A Certificateholder duly executed Assignments, which shall have attached thereto a Loan Schedule setting forth the appropriate information with respect to all Loans conveyed on such Transfer Date and shall have delivered to the Initial Class A Certificateholder a computer readable transmission of such Loan Schedule;

                  (ii) the Loan Originator shall have deposited in the Collection Account, all collections received with respect to each of the Loans after but not including the applicable Transfer Cutoff Date;

                  (iii) as of such date, neither the Loan Originator nor the Depositor shall (A) be insolvent, (B) be made insolvent by its respective sale of Loans or (C) have reason to believe that its insolvency is imminent;

                  (iv) the Revolving Period shall not have terminated;

                  (v) the Loan Originator shall have delivered to the Initial Class A Certificateholder the Due Diligence Packages for such Loans as are to be transferred on such Transfer Date at least five Business Days prior to such Transfer Date, and the Initial Class A Certificateholder shall have completed its due diligence investigation of such Loans and shall have approved, in its sole discretion, each such Loan;

                  (vi) the Loan Originator shall have delivered the Custodial Loan File to the Custodian in accordance with the Custodial Agreement and the Initial Class A Certificateholder shall have received a copy of the Loan Schedule and Exceptions Report reflecting such delivery;

                  (vii) each of the representations and warranties made by the Loan Originator pursuant to Section 4.04 of the Trust and Servicing Agreement with respect to the Loans shall be true and correct as of the related Transfer Date with the same effect as if then made, and the Loan Originator shall have performed all obligations to be performed by it under each of the Basic Documents on and prior to such Transfer Date;

                  (viii) the Loan Originator shall, at its own expense, on or prior to the Transfer Date, indicate in its computer files that the Loans identified in the related LPA Assignment have been sold to the Depositor pursuant to this Purchase Agreement;


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                  (ix) the Loan Originator shall have taken any action required to maintain the ownership interest of the Depositor in the Owner Trust Estate;

                  (x) no selection procedures believed by the Loan Originator to be adverse to the interests of the Certificateholders shall have been utilized in selecting the Loans to be conveyed on such Transfer Date;

                  (xi) the Loan Originator shall have provided the Depositor, the Trust, the Owner Trustee and the Initial Class A Certificateholder no later than two Business Days prior to such date, a Notice of Additional Class A Certificate Principal Balance;

                  (xii) after giving effect to the Additional Class A Certificate Principal Balance purchased on such date, the Class A Certificate Principal Balance will not exceed the Maximum Class A Certificate Principal Balance; and

                  (xiii) all conditions precedent to the Initial Class A Certificateholder's purchase of Additional Class A Certificate Principal Balance pursuant to the Certificate Purchase Agreement shall have been fulfilled as of such date.

                   (d) Subject to Section 7.7 hereof, the parties hereto intend that each of the conveyances contemplated hereby be sales from the Loan Originator to the Depositor of all of the Loan Originator's right, title and interest in and to the Loans and other property described above. In the event the transactions set forth herein are deemed not to be a sale, the Loan Originator hereby grants to the Depositor a security interest in all of the Loan Originator's right, title and interest in, to and under the Loans and other property described above, whether now existing or hereafter created, to secure all of the Loan Originator's obligations hereunder; and this Purchase Agreement shall constitute a security agreement under applicable law.

                   Section 2.2 Obligations of Loan Originator.

                   (a) On or prior to the Closing Date and each Transfer Date, the Initial Class A Certificateholder shall have received evidence satisfactory to it of (i) the completion of all recordings, registrations and filings as may be necessary or, in the reasonable opinion of the Initial Class A Certificateholder, desirable to perfect or evidence the assignment by the Loan Originator to the Depositor of the Loan Originator's ownership interest in the Owner Trust Estate including, without limitation, the Loans and related property and the proceeds thereof, and (ii) the completion of all recordings, registrations and filings as may be necessary or, in the reasonable opinion of the Initial Class A Certificateholder, desirable to perfect or evidence the assignment by the Depositor to the Trust of the Depositor's ownership interest in the Owner Trust Estate including, without limitation, the Loans and the proceeds thereof. The Loan Originator agrees to file all necessary continuation statements and any amendments to the UCC-1 financing statements required to reflect a change in the name or corporate or partnership structure of the Loan Originator, Depositor or Trust and to file any additional UCC-1 financing statements required due to a change in the principal office of the Loan Originator, Depositor or Trust as are necessary to perfect the interest of the Depositor and the Trust in and to the Owner Trust Estate and to take such other action as may be necessary or, in


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
the reasonable opinion of the Depositor or the Initial Class A
Certificateholder, desirable to perfect or evidence the Depositor's and Trust's interest in the Loans and Loan Documents conveyed under the Basic Documents.

                   (b) In connection with each sale of a Loan hereunder, the Loan Originator shall deliver to, and deposit with the Custodian, on behalf of the Owner Trustee, as assignee of the Depositor, on or before the related Transfer Date the Custodial Loan File with respect to each Loan conveyed on such Transfer Date.

                   It is understood and agreed that the obligations set forth in this Section 2.2(b) shall survive delivery of the respective Custodial Loan Files to the Custodian and shall inure to the benefit of the Certificateholders, the Depositor, the Servicer, and the Owner Trustee, for the benefit of the Trust.

                   With respect to any Loans which are set forth as exceptions in the Loan Schedule and Exceptions Report, the Loan Originator shall cure such exception, repurchase such Loan or provide a Qualified Substitute Loan in accordance with Sections 3.05 and 4.05 of the Trust and Servicing Agreement. The obligations of the Loan Originator set forth in Sections 3.05 and 4.05 of the Trust and Servicing Agreement to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Depositor respecting a breach of the Loan Originator's obligations contained in this Section 2.2(b).

                   (c) In connection with each sale of a Loan hereunder, the Loan Originator shall deliver to, and deposit with the Servicer, as assignee of the Depositor, on or before the related Transfer Date the Servicer's Loan File with respect to each Loan conveyed on such Transfer Date.

                   (d) The Loan Originator hereby further confirms to the Depositor that, on or prior to each Transfer Date it shall cause the portions of the Loan Originator's electronic ledger relating to the Loans to be clearly and unambiguously marked to indicate that the Loans have been sold to the Depositor.

                   (e) On and after each Transfer Date, the Depositor shall own the Loans which have been identified as being sold to the Depositor under
Section 2.1 hereof and the Loan Originator shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any such conveyed Loan.

                   Section 2.3 Dispositions; Transfer Obligation.

                   (a) In consideration of the consideration received from the Depositor under this Purchase Agreement, the Loan Originator hereby agrees and covenants that in connection with each Disposition it shall perform such duties as specified in Section 4.06 of the Trust and Servicing Agreement.


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                   (b) In consideration of the consideration received from the
Depositor under this Purchase Agreement, the Loan Originator hereby agrees and covenants that it shall perform the duties of Transfer Obligor under the Trust and Servicing Agreement.

                                  ARTICLE III.
                               REPRESENTATIONS AND
                         WARRANTIES; REMEDIES FOR BREACH

                   Section 3.1 Loan Originator Representations and Warranties.
(a) The Loan Originator makes each of the representations and warranties to the Depositor as of the Closing Date and as of each Transfer Date as are set forth in Section 4.02 of the Trust and Servicing Agreement.

                   (b) The Loan Originator further makes each of the representations and warranties as of each Transfer Date as are set forth in
Section 4.04 of the Trust and Servicing Agreement with respect to the Loans conveyed on such Transfer Date.


                   (c) It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Custodial Loan Files to the Custodian (as the agent of the Trust) and shall inure to the benefit of the Certificateholders, the Depositor, the Servicer, the Owner Trustee and the Trust. Upon the discovery by the Servicer, the Custodian, the Loan Originator, the Depositor or any Certificateholder that any of the representations and warranties of the Loan Originator in Sections
4.02 and 4.04 of the Trust and Servicing Agreement are determined to be untrue in a manner that materially and adversely affects the value of the Loans, or the interests of the Certificateholders in, any Loan with respect to which such representation or warranty is made and the Loan Originator shall fail to cure such breach within the time period specified in Section 4.05 of the Trust and Servicing Agreement, the Loan Originator shall be obligated to repurchase or substitute the affected Loan(s) in accordance with the provisions of Sections
3.05 and 4.05 of the Trust and Servicing Agreement promptly upon receipt of written instructions from the Majority Certificateholders. The obligations of the Loan Originator set forth in Sections 3.05 and 4.05 of the Trust and Servicing Agreement to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Depositor respecting a breach of the representations and warranties contained in this Section 3.1(b).

                                  ARTICLE IV.
                          LOAN ORIGINATOR'S COVENANTS

                   Section 4.1 Covenants of the Loan Originator. The Loan Originator hereby covenants that except for the sales hereunder, the Loan Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on, any Loan, or any interest therein; and the Loan Originator will defend the right, title and


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
interest of the Trust, as assignee of the Depositor, in, to and under the Loans, against all claims of third parties claiming through or under the Loan Originator.

                   Whenever and so often as requested by the Depositor or the Initial Class A Certificateholder, the other party promptly will execute and deliver or cause to be executed and delivered all such other and further instruments, documents, or assurances, and promptly do or cause to be done all such other things, as may be necessary and reasonably required to vest more fully in the requesting party all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred upon it by this Purchase Agreement.

                                   ARTICLE V.
                     INDEMNIFICATION BY THE LOAN ORIGINATOR

                   Section 5.1 Indemnification. The Loan Originator agrees to indemnify and hold harmless the Depositor and the Certificateholders, as the ultimate assignees from the Depositor (each an "Indemnified Party"), from and against any loss, liability, expense, damage, claim or injury arising out of or based on (i) any breach of any representation, warranty or covenant of the Loan Originator, the Servicer or their Affiliates, in this Purchase Agreement or any other Basic Document, including, without limitation, the origination or prior servicing of the Loans by reason of any acts, omissions, or alleged acts or omissions arising out of activities of the Loan Originator, the Servicer or their Affiliates, and (ii) any untrue statement by the Loan Originator, the Servicer or its Affiliates of any material fact or any such Person's failure to state a material fact necessary to make such statements not misleading with respect to any such Person's statements contained in this Purchase Agreement or any other Basic Document, including, without limitation, any Officer's Certificate, statement, report or other document or information prepared by any such Person and furnished or to be furnished by it pursuant to or in connection with the transactions contemplated thereby including, without limitation, such written information as may have been and may be furnished in connection with any due diligence investigation with respect to the Loans or any such Person's business, operations or financial condition, including reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Loan Originator shall not indemnify an Indemnified Party if such loss, liability, expense, damage or injury is due to either an Indemnified Party's willful misfeasance, bad faith or negligence or by reason of an Indemnified Party's reckless disregard of its obligations hereunder; provided, further, that the Loan Originator shall not be so required to indemnify an Indemnified Party or to otherwise be liable to an Indemnified Party for any losses in respect of the performance of the Loans, the creditworthiness of the Borrowers under the Loans, changes in the market value of the Loans or other, similar investment risks associated with the Loans or for any losses arising from a breach of any representation or warranty set forth in Section 3.1(a) or (b) hereof, a remedy for the breach of which is provided in Section 3.1(c) hereof. The provisions of this indemnity shall run directly to and be enforceable by an Indemnified Party subject to the limitations hereof.

                   Section 5.2 Limitation on Liability of the Loan Originator. None of the directors or trustees or officers or employees or agents of the Loan Originator shall be under


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
any liability to the Depositor or the Certificateholders, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Purchase Agreement. Except as expressly provided herein and in the other Basic Documents, the Loan Originator shall not be under any liability to the Trust, the Owner Trustee or the Certificateholders. The Loan Originator and any director or officer or employee or agent of the Loan Originator may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                   Section 5.3 Procedure. With respect to a claim subject to indemnity hereunder made by any Person against an Indemnified Party (a "Third Party Claim"), such Indemnified Party shall notify the Loan Originator in writing of the Third Party Claim within a reasonable time after receipt by such Indemnified Party of written notice of the Third Party Claim unless the Loan Originator shall have previously obtained actual knowledge thereof. Thereafter, the Indemnified Party shall deliver to the Loan Originator, within a reasonable time after the Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. No failure to give such notice or deliver such documents shall effect the rights to indemnity hereunder.

                   Section 5.4 Defense of Claims. If a Third Party Claim is made against an Indemnified Party, (a) the Loan Originator will be entitled to participate in the defense thereof and, (b) if it so chooses, to assume the defense thereof with counsel selected by the Loan Originator, provided that in connection with such assumption (i) such counsel is not reasonably objected to by the Indemnified Party and (ii) the Loan Originator first admits in writing its liability to indemnify the Indemnified Party with respect to all elements of such claim in full. Should the Loan Originator so elect to assume the defense of a Third Party Claim, the Loan Originator will not be liable to the Indemnified Party for any legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Loan Originator elects to assume the defense of a Third Party Claim, the Indemnified Party will (i) cooperate in all reasonable respects with the Loan Originator in connection with such defense and
(ii) not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Loan Originator's prior written consent, as the case may be. If the Loan Originator shall assume the defense of any Third Party Claim, the Indemnified Party shall be entitled to participate in (but not control) such defense with its own counsel at its own expense. If the Loan Originator does not assume the defense of any such Third Party Claim, the Indemnified Party may defend the same in such manner as it may deem appropriate, including settling such claim or litigation after giving notice to the Loan Originator of such terms and the Loan Originator will promptly reimburse the Indemnified Party upon written request. Anything contained in this Purchase Agreement to the contrary notwithstanding, the Loan Originator shall not be entitled to assume the defense of any part of a Third Party Claim that seeks an order, injunction or other equitable relief or relief for other than money damages against an Indemnified Party unless the Loan Originator has demonstrated to such Indemnified Party reasonable financial capacity to meet its obligations with respect to such Third Party Claim.


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                                  ARTICLE VI.
                                  TERMINATION

                   Section 6.1 Termination. The respective obligations and responsibilities of the Loan Originator and Depositor created hereby shall terminate, except for the Loan Originator's and Depositor's indemnity obligations as provided herein, upon the termination of the Trust as provided in
Article XVI of the Trust and Servicing Agreement.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

                   Section 7.1 Amendment. This Purchase Agreement may be amended from time to time with the prior written consent of the Majority
Certificateholders, in their sole discretion, by a written agreement signed by the Loan Originator and the Depositor.

                   Section 7.2 Governing Law. This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                   Section 7.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof if (i) personally delivered or mailed by registered mail, postage prepaid, or (ii) transmitted by facsimile (with a copy delivered by overnight courier) upon telephone confirmation of receipt of such transmission, as follows:

                   (a) if to the Loan Originator:

                              FINOVA Capital Corporation
                              1850 N. Central Ave.
                              Phoenix, AZ 85004

                              Attention: Frederick C. Bauman

                              Telecopy number:  (602) 207-5036
                              Telephone number:  (602) 207-6904

or, such other addresses, facsimile numbers and confirmation numbers as may hereafter be furnished to the Depositor in writing by the Loan Originator.

                   (b) if to the Depositor:

                              FINOVA Realty Capital Warehouse Funding, L.P. c/o FINOVA Warehouse Funding Inc.,
                              1850 N. Central Ave., Phoenix, AZ 85004


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
                              Attention:  Frederick C. Bauman

                              Telecopy number:  (602) 207-5036
                              Telephone number:  (602) 207-6904

or such other addresses, facsimile numbers and confirmation numbers as may hereafter be furnished to the Loan Originator in writing by the Depositor.

                   Section 7.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions of terms of this Purchase Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Purchase Agreement and shall in no way affect the validity of enforceability of the other provisions of this Purchase Agreement.

                   Section 7.5 Counterparts. This Purchase Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

                   Section 7.6 Further Agreements. The Loan Originator and the Depositor each agree to execute and deliver to the other such amendments to documents and such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Purchase Agreement or in connection with the offering of securities representing interests in the Loans.

                   Section 7.7 Intention of the Parties. It is the intention of the parties, other than for federal, state and local income and franchise tax purposes, that the Depositor is purchasing, and the Loan Originator is selling, the Loans rather than pledging the Loans to secure a loan by the Depositor to the Loan Originator. The parties hereto each intend to treat the transaction for accounting purposes as a sale by the Loan Originator, and a purchase by the Depositor, of the Loans. The Depositor will have the right to review the Loans and the related Loan Files to determine the characteristics of the Loans which will affect the federal income tax consequences of owning the Loans and the Loan Originator will cooperate with all reasonable requests made by the Depositor in the course of such review.

                   Section 7.8 Successors and Assigns; Assignment of Purchase Agreement. The Agreement shall bind and inure to the benefit of and be enforceable by the Loan Originator, the Depositor, the Owner Trustee and the Certificateholders. The obligations of the Loan Originator under this Purchase Agreement cannot be assigned or delegated to a third party without the consent of the Depositor, which consent shall be at the Depositor's sole discretion, except that the Depositor acknowledges and agrees that the Loan Originator may assign its obligations hereunder to any Person into which the Loan Originator is merged or any corporation resulting from any merger, conversion or consolidation to which the Loan Originator is a party or any Person succeeding to the business of the Loan Originator. The parties hereto acknowledge that the Depositor is acquiring the Loans for the purpose of contributing them to the Trust that will issue the Certificates representing undivided interests in such Loans. As an inducement to the Depositor to purchase the Loans, the Loan Originator acknowledges and consents to the assignment by the Depositor to the Trust of all of the Depositor's rights against the Loan Originator pursuant to this Purchase Agreement and to the enforcement or exercise of any right or remedy against the Loan Originator pursuant to this Purchase Agreement by the Owner Trustee, for the benefit of the Trust, under the Trust and Servicing Agreement. Such enforcement of a right or remedy by the Owner Trustee, for the benefit of the Trust, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Depositor directly.

                   Section 7.9 Survival. The representations and warranties set forth in Article III and the provisions of Article V shall survive the purchase of the Loans hereunder.

                   Section 7.10 Successors and Assigns. This Purchase Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                            [SIGNATURE PAGE FOLLOWS]


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
         IN WITNESS WHEREOF, the Loan Originator and the Depositor have caused this Loan Purchase Agreement to be duly executed on their behalf by their respective officers thereunto duly authorized as of the day and year first above written.

                                     FINOVA REALTY CAPITAL WAREHOUSE
                                     FUNDING, L.P.,
                                       as Depositor

                                     By:   FINOVA WAREHOUSE FUNDING INC., as
                                           General Partner

                                     By:  /s/  Melissa Huckins
                                          -------------------------------------
                                          Name:  Melissa Huckins
                                          Title:  Vice President - Assistant
                                                  Treasurer

                                     FINOVA CAPITAL CORPORATION,
                                       as Loan Originator

                                     By:  /s/ Meilee Smythe
                                          -------------------------------------
                                          Name:  Meilee  Smythe
                                          Title:  Senior Vice President -
                                                  Treasurer

THE STATE OF Arizona     )
                         )    ss.:
COUNTY OF Maricopa       )

                   BEFORE ME, the undersigned authority, a Notary Public, on this 29th day of September 1998 personally appeared Melissa Huckins, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINOVA WAREHOUSE FUNDING INC., the general partner of the Depositor, FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P., and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

                   GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 29th day of September, 1998.


                                              /s/ Gail B. McCollum
                                              ---------------------------------
                                              Notary Public, State of Arizona

THE STATE OF Arizona      )
                          )    ss.:
COUNTY OF Maricopa        )

                   BEFORE ME, the undersigned authority, a Notary Public, on this 29th day of September, 1998 personally appeared Meilee Smythe, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINOVA CAPITAL CORPORATION, as the Loan Originator, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

                   GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 29th day of September, 1998.

                                                /s/ Gail B. McCollum
                                                -------------------------------
                                                Notary Public, State of Arizona

                                    EXHIBIT A
                             FORM OF LPA ASSIGNMENT

                   ASSIGNMENT NO.____ OF LOANS ("LPA Assignment"), dated ____________________ (the "Transfer Date"), by FINOVA CAPITAL CORPORATION, (the "Loan Originator") to FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P. (the "Depositor") pursuant to the Loan Purchase Agreement referred to below.

                                   WITNESSETH:

                   WHEREAS, the Loan Originator and the Depositor are the parties to the Loan Purchase Agreement dated as of September 1, 1998 (the "Purchase Agreement"), hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified;

                   WHEREAS, pursuant to the Purchase Agreement, the Loan Originator wishes to sell, convey, transfer and assign Loans to the Depositor in exchange for cash consideration and other good and valid consideration the receipt and sufficiency of which is hereby acknowledged; and

                   WHEREAS, the Depositor is willing to acquire such Loans subject to the terms and conditions hereof and of the Purchase Agreement;

                   NOW THEREFORE, the Loan Originator and the Depositor hereby agree as follows:


                   1. Defined Terms. All capitalized terms defined in the Purchase Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

                   2. Designation of Loans. The Loan Originator does hereby deliver herewith a Loan Schedule containing a true and complete list of each Loan to be conveyed on the Transfer Date. Such list is marked as Schedule A to this LPA Assignment and is hereby incorporated into and made a part of this LPA Assignment.

                   3. Conveyance of Loans. The Loan Originator hereby sells, transfers, assigns and conveys to the Depositor, without recourse, all of the right, title and interest of the Loan Originator in and to the Loans and all proceeds thereof listed on the Loan Schedule attached hereto, including all interest and principal received by the Loan Originator, or the Servicer on or with respect to the Loans on or after the related Transfer Cutoff Date (and including Monthly Payments due on or after the related Transfer Cutoff Date but received by the Loan Originator or the Servicer on or before the related Transfer Cutoff Date and held for application on the related scheduled Due Dates, but not including Monthly Payments due on the Loans before the related Transfer Cutoff Date), together with all right, title and interest in and to the proceeds of any related Insurance Policies.

                   4. Depositor Acknowledges Assignment. As of the Transfer Date, pursuant to this LPA Assignment and Section 2.1(a) of the Purchase Agreement, the Depositor acknowledges its receipt of the Loans listed on the attached Loan Schedule and all other related property in the Trust Estate.

                   5. Acceptance of Rights But Not Obligations. The foregoing sale, transfer, assignment, set over and conveyance does not, and is not intended to, result in a creation or an assumption by the Depositor of any obligation of the Loan Originator or any other Person in connection with this LPA Assignment or under any agreement or instrument relating thereto except as specifically set forth herein.

                   6. Loan Originator Acknowledges Receipt of Sale Price. The Loan Originator hereby acknowledges receipt of the Sale Price or that is otherwise distributed at its direction.

                   [TO BE INSERTED WHEN APPLICABLE] [7. Assignment of Certain Swap Agreements. The Loan Originator hereby sells, transfers and assigns all of its right title and interest in to and under, its rights and obligations and the Depositor does hereby accept and assume all of the Loan Originator's rights and obligations under the following confirmation(s) issued under that certain master agreement between the Loan Originator and Morgan Stanley Capital Services, Inc.
[       ] (the "Swap Agreement"); provided, that it is understood by the parties hereto that the Trust, as ultimate owner of the Loans, shall assume and shall be delegated all of Depositor's rights and obligations under the Swap Agreement.]

                   [7./8.] Conditions Precedent. The conditions precedent in
Section 2.1(c) of the Purchase Agreement have been satisfied.

                   [8./9.] Amendment of the Purchase Agreement. The Purchase Agreement is hereby amended by providing that all references to the "Purchase Agreement", "this Agreement" and "herein" shall be deemed from and after the Transfer Date to be a dual reference to the Purchase Agreement as supplemented by this LPA Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Purchase Agreement shall remain unamended and the Purchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein, this LPA Assignment shall not constitute or be deemed to constitute a waiver of compliance with or consent to noncompliance with any term or provision of the Purchase Agreement.

                   [9./10.] Counterparts. This LPA Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

                   IN WITNESS WHEREOF, the undersigned have caused this LPA Assignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                        FINOVA CAPITAL CORPORATION,
                                             as Loan Originator

                                        By: _____________________________
                                            Name:
                                            Title:

                                        FINOVA REALTY CAPITAL FUNDING, L.P.,
                                          as Depositor

                                        By: FINOVA Warehouse Funding Inc., the
                                            General Partner of FINOVA REALTY
                                            CAPITAL FUNDING, L.P.


                                        By: _____________________________
                                            Name:
                                            Title:

                                   SCHEDULE A

                                 [LOAN SCHEDULE]